J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan International Value ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated August 29, 2023

to the current Summary Prospectus and Prospectus, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Thomas Buckingham	2023	Executive Director
Joyce Weng*	2023	Executive Director
Ian Butler	2023	Executive Director
Kyle Williams	2023	Executive Director
Michael Barakos	2023	Managing Director
Harold Yu*	2023	Executive Director

*	Ms. Weng is currently on parental leave. Mr. Yu will serve as substitute portfolio manager until Ms. Weng’s return from parental leave.

In addition, the “The Fund’s Management and Administration — The Portfolio Managers” section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The portfolio management team utilizes a team based approach and is comprised of Thomas Buckingham, Joyce Weng, Ian Butler, Kyle Williams and Michael Barakos. Ms. Weng is currently on parental leave. Harold Yu serves as substitute portfolio manager until Ms. Weng’s return from parental leave. Mr. Buckingham, an Executive Director and CFA charterholder, Ms. Weng, an Executive Director and CFA charterholder (or, in Ms. Weng’s absence, Mr. Yu, an Executive Director and CFA charterholder), Mr. Butler, an Executive Director and CFA charterholder, Mr. Williams, an Executive Director and CFA charterholder, and Mr. Barakos, a Managing Director and CFA charterholder, share authority in the management of the Fund.

Mr. Buckingham and Ms. Weng (or, in Ms. Weng’s absence, Mr. Yu) are the co-lead portfolio managers of the Fund. Mr. Buckingham has been employed by JPMIM or its affiliates (or one of their predecessors) since 2007, Ms. Weng has been employed by JPMIM or its affiliates (or one of their predecessors) since 2010, Mr. Butler has been employed by JPMIM or its affiliates (or one of their predecessors) since 2005, Mr. Williams has been employed by JPMIM or its affiliates (or one of their predecessors) since 2011, Mr. Barakos has been employed by JPMIM or its affiliates (or one of their predecessors) since 1999 and Mr. Yu has been employed by JPMIM or its affiliates (or one of their predecessors) since 2014. All work as portfolio managers within the JPMorgan International Equity Group -except for Ms. Weng and Mr. Yu who work within the JPMorgan Emerging Markets and Asia Pacific Equities team - specifically managing style based strategies, and have been portfolio managers of the Fund since inception.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-IVETF-823